As filed with the Securities and Exchange Commission on March 9, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-03758
                                                     ---------

                        MATRIX ADVISORS VALUE FUND, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)


                747 THIRD AVENUE, 31ST FLOOR, NEW YORK, NY 10017
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                  David A. Katz
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                               ------------------
                     (Name and address of agent for service)


                                 1(800) 366-6223
                                 ---------------
               Registrant's telephone number, including area code

                                   Copies to:

                              Christopher J. Tafone
                     Paul, Hastings, Janofsky & Walker, LLP
                              75 East 55th Street,
                            New York, New York 10022

Date of fiscal year end: JUNE 30
                         -------

Date of reporting period:  DECEMBER 31, 2005
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.


                               SEMI-ANNUAL REPORT



                                     MATRIX
                                    ADVISORS
                                VALUE FUND, INC.



                                DECEMBER 31, 2005



                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017

                                MATRIX ADVISORS
                                VALUE FUND, INC.

February 13, 2006

Dear Fellow Shareholder:

The Fund posted a solid increase for the fourth quarter, gaining +4.17% and ending the year with a Net Asset Value of $52.69. This strong final period, allowed us to end the year profitably, with an ever so modest gain of +0.90% for the year.

------------------------------------------------------------------------------
  For the period ended December 31, 2005, the Fund's average annual total returns for the five-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund were 6.18% and 10.48%, respectively.

  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.MATRIXADVISORSVALUEFUND.COM. THE FUND IMPOSES A 1% REDEMPTION FEE ON SHARES HELD FOR 2 MONTHS OR LESS.

  Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower.
------------------------------------------------------------------------------

As we discuss in the enclosed market commentary, many of the market trends that we looked for throughout the year seemed to have started in the fourth quarter.

While 2005 was a sub-par year for the overall equity market, it was even more disappointing for Matrix. Our underperformance was caused by a significant underweight in energy, utilities and real estate related stocks (the market's leading groups in the past year) and our over-weighting in mega-cap companies (significant laggards in 2005).

While both of these market postures were certainly premature, we believe they now position the Fund for solid returns in upcoming periods. In retrospect, the fourth quarter might have been the door opener to significantly better trends.

Over the past year, the solid business progress, earnings growth and increase in the earnings power of a number of our portfolio positions have together enabled the Fund's portfolio to sell at even more compelling valuations, with even greater upside potential and more pressing timeliness.

Two recent items are worth your attention. The first is that the Fund was recently included in MONEY Magazine's "Money 65" - MONEY'S recommended list of 65 mutual funds and ETFs - for the second consecutive year. What is noteworthy about inclusion is that it reflects a multitude of positive criteria, including reasonable fees, consistency of investment style, moderate turnover rates, the manager's alignment with shareholders, as well as performance.

Second, you might have noticed that the Fund is no longer included in the daily price listings in THE NEW YORK TIMES and THE WALL STREET JOURNAL. Over the past few years these major financial periodicals have significantly raised the required Assets Under Management for listing from $25 million to $200 million, and most recently, in the case of THE WALL STREET JOURNAL, to $500 million. The Fund currently stands at slightly less than $200 million. While our desire is of course to be listed in these major publications, we recognize that it will take some time to reach this significant threshold.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

In the meantime, you can always look up the Fund's Net Asset Value and performance by visiting our website at www.matrixadvisorsvaluefund.com or on any number of financial websites under the ticker Symbol "MAVFX." If you would like a more systematic update, please email us at cduffin@matrixassetadvisors.com, and we will set you up to receive an automatic pricing update on a daily basis. Additionally, please feel free to call 1-866-209-1965 for the Fund's Net Asset Value and performance.

                                  *     *     *

While the past 24 months have been frustrating, some perspective is very important. Matrix's opportunistic value approach, which has been employed by the same team in a consistent manner since our inception with the Fund, has enabled the Fund to achieve very favorable intermediate and long term returns.

Through the end of 2005, the Fund has outpaced the S&P 500 Index over the past three years, five years, seven years and since our management began in July of 1996. We have fully participated in good markets and been protective in the tough times.

In the past, like all successful investment managers, we have had our sub-par periods. Each of these has been followed by strong recoveries. All of the metrics we follow suggest that this should be the case yet again in upcoming periods.

True to our conviction as to the worthiness of the Fund, and our conviction as to the merits of consistent, long-term investing, we continue to invest into the Fund a significant amount of our own personal assets, assets of our extended families and friends, as well as the vast majority of the firm's 401K assets.

These investments now amount to many millions of dollars, and we believe they represent the ultimate conviction and confidence in the future of the Fund. Like you, we look forward to the Fund's return to its winning ways, and we are confident that the patience of all shareholders should be rewarded.

Since an educated investor is our most loyal investor, we encourage you to read the enclosed commentary for additional information about the Fund's performance and prospects.

Please do not hesitate to call if you have any questions on the enclosed or if you would like to discuss our portfolio and outlook in greater detail. We wish you a healthy, happy and prosperous 2006.

Best regards.

Sincerely,


/s/ David A. Katz
David A. Katz, CFA
Chief Investment Officer

----------
In order to be named to the MONEY Magazine's "Money 65", a fund must demonstrate the following attributes: below average operating expenses for its category, at least $100 million in assets, low turnover, a consistent investment approach beating 60% of their peers over the past 5 years and a history of management integrity.

Past performane is not a guarantee of future results.

MUTUAL FUND INVESTING INVOLVES RISK AND LOSS OF PRINCIPAL IS POSSIBLE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

               CAPITAL MARKETS COMMENTARY AND SEMI-ANNUAL REPORT:
                           4TH QUARTER AND 2005 REVIEW

Having staggered through a truly lackluster three quarters, the stock market was once again able to gather itself and generate refreshingly positive returns in the fourth quarter. True, it was a mild quarter compared to some of the exhilarating fourth quarters of the recent past.

But as they say, we'll take it.

SEMI ANNUAL REVIEW

Thanks to the fourth quarter, the Fund gained +5.70% during the most recent semi-annual period. This compares with a gain in the S&P 500 Index of +5.77%, a rise of +7.64% in the NASDAQ Composite and a gain of +5.57% in the Dow Jones Industrial Average over the same period.

As the following quarterly review makes clear, the dynamics of the market were quite different for the Fund in the fourth from the third quarter.

We are encouraged by the positive performance of this semi-annual period, especially the outperformance of the fourth quarter. As we discuss, the most recent events in the market give us a greater sense that the market is rotating in a favorable way for the Fund.

QUARTERLY REVIEW AND 2005 OVERVIEW

As noted in our cover letter, in the fourth quarter the Fund had a gain of +4.17%, compared with a rise in the S&P 500 Index of +2.09%, an increase in the NASDAQ of +2.73% and a gain in the Dow Jones Industrial Average of +2.06%.

The fourth quarter allowed the Fund to eke a very modest annual gain of +0.90%; it also enabled the overall stock market to post a merely mediocre year, with the S&P 500 Index rising by +4.91%, its smallest gain in a positive year since 1987. The NASDAQ and the Dow eked out modest annual gains of +2.13% and +1.72%, respectively.

The irony is that these results took place during a year of strong economic resilience and continued growth. However, pervasive anxiety ruled the markets. On-going concerns about the impact of rising short term interest rates, the implications of a possible inverted yield curve, rising oil prices, hurricane damage, budget and trade deficits, among others, all threw cold water over the U.S. stock market.

International stock markets posted far better gains on average than the U.S. did, led by a long dormant Japan, an economically lethargic Europe and an increasingly authoritarian Russia. American investors chose to believe that the grass was greener almost everywhere else, despite the fact that the U.S. economy outshone most of its counterparts in 2005.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

HAPPILY, THE FOURTH QUARTER WAS STRONG AND PROMISING ON SEVERAL FRONTS FOR THE MATRIX ADVISORS VALUE FUND. WE HAD AN ATTRACTIVE QUARTER IN ABSOLUTE RETURNS, AND OUTPERFORMED ALL RELEVANT BENCHMARKS DURING THE QUARTER.

EQUALLY IMPORTANTLY, WE SAW DURING THE QUARTER THE INITIAL REALIZATION OF MANY OF THE TRENDS THAT WE HAVE BEEN ENVISIONING SINCE MID 2004.

Thanks to the strength of the fourth quarter, the Fund was able to eke out a small gain for the year and narrowed its performance gap to the S&P 500. While the Fund has underperformed the S&P during the past two years, it continues to maintain an advantage to the Index over the most recent three year, five year, and since the Fund's inception (7/01/96).

IT IS ALSO PARTICULARLY NOTEWORTHY THAT DESPITE THE UNDERPERFORMANCE OF THE PAST TWO YEARS, THE FUND STILL MAINTAINS A PERFORMANCE ADVANTAGE TO THE INDEX DURING THE PAST THREE YEARS OF THE BULL MARKET RECOVERY. This recovery of course followed on the heels of the worst market decline since the Great Depression, the bear market of 2000-2002.

We believe it is the Fund's ability to maintain value during a crushingly negative period, and then to fully participate in the ensuing recovery that ultimately defines it. While we would like the Fund to outperform the market each and every year, we are mindful of the fact that the most successful long-term funds typically lag the market 30% of the time on an annual basis.

As the three charts below confirm, INVESTORS WHO HAVE BEEN WITH THE FUND (TICKER
SYMBOL: MAVFX) SINCE 2000 HAVE HAD FAVORABLE RELATIVE RETURNS; AT THE SAME TIME, THE S&P 500 INDEX HAS BEEN CUMULATIVELY NEGATIVE.

                              BEAR MARKET ANALYSIS
                               (12/31/99-12/31/02)

 [The following table was represented as a bar chart in the printed material.]

                          MAVFX          S&P 500 Index
                          -3.86%            -37.61%

                                MATRIX ADVISORS
                                VALUE FUND, INC.

 [The following tables were represented as bar charts in the printed material.]

                          BULL MARKET RECOVERY ANALYSIS
                               (12/31/02-12/31/05)

                          MAVFX          S&P 500 Index
                          51.58%             49.69%

                            COMBINED PERIOD ANALYSIS
                               (12/31/99-12/31/05)

                          MAVFX          S&P 500 Index
                          45.73%             -6.61%

                         SINCE INCEPTION PERIOD ANALYSIS
                               (7/01/96-12/31/05)

                          MAVFX          S&P 500 Index
                         157.75%            114.77%

                                MATRIX ADVISORS
                                VALUE FUND, INC.

Most significantly, as we will more fully elaborate on, in our 2006 Fearless Forecast, we believe that the Fund is now well positioned for relative outperformance of the major relevant benchmarks in 2006.

THROUGH A GLASS CLEARLY: A LOOK BACK AT OUR PREDICTIONS FOR 2005

We at Matrix had mixed accuracy with our predictions last year, with decidedly good accuracy on most of our macro calls. Unfortunately, we had an especially disappointing miss on the performance prediction for the Fund for the year.

Our prediction for a Goldilocks economy - not too hot, not too cold - was thought by many to be overly optimistic. If anything, we underestimated the strength and vibrancy of the overall economy.

We were fairly prescient about the slowdown of real estate - a controversial call at the beginning of the year, but conventional wisdom by year end.

Our overall stock market prediction for moderately positive performance was unduly optimistic, as the market has fallen short of the high single to low double digit performance we envisioned. Again, we are struck by the contrast of the tenaciously resilient economy and the fear-laden stock market.

Of course, our biggest disappointment was not making good on our prediction of the Fund's outperforming the market. However, the reasoning behind this prediction - the re-emergence of mega-cap growth-oriented stocks (now at Value prices), and the downward reversion of energy, utilities and real estate stocks
- did manifest itself in the final quarter of the year, and might pre-sage the fulfillment of this prediction in 2006.

As to interest rates and the bond market, we had mixed success. We correctly divined the direction of short-term rates, but underestimated the Fed's appetite for increases. We correctly predicted that one should own short-term bonds, but like a great many, we overestimated the reaction of long-term bonds to the short-term rate increases. The year end concerns about a flat to inverted yield curve reflect the scantiness of the upward movement in long-term interest rates.

BATTER UP: OUR FEARLESS FORECAST FOR 2006

Here we go with our perennially humbling (and often, in retrospect, humiliating) effort at divining the course of key economic and market events for 2006:

We believe that the economy will continue to remain resilient, despite some storm clouds on the horizon. The result should be a positive year of average proportions for the overall stock market. MOST IMPORTANTLY, AFTER TWO YEARS IN THE WILDERNESS, AND FOR REASONS STATED BELOW, THE MATRIX ADVISORS VALUE FUND SHOULD REBOUND, AND ONCE AGAIN OUTPERFORM THE MARKET.

We believe that the Fed will not raise rates to the point that will threaten the sustainability of economic growth. Corporate earnings will continue to be attractive, despite moderating rates of earnings growth.

Energy prices will not collapse, but will moderate downward, as the fear premium that has contributed to price increases will continue to subside. Energy stocks will lose their leadership position in the market as a result, though we are not predicting their collapse.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

By certain metrics, the stock market is perceived as vulnerable; however, we think that given the slowdown in real estate and a fearful bond environment, equities should benefit from an inflow of capital, and also from the relief that will ensue when the Fed finally ends its cycle of interest rate increases.

With concerns about the sustainability of overall economic expansion, we believe that the large blue chip, growth-oriented stocks will finally, finally have their recovery. This will stem from the ability of these companies to maintain respectable growth rates, and provide greater shareholder value from increased dividends and/or share buy-backs. In addition, their compelling valuation levels will increasingly attract investor attention.

Since the Fund contains several of these value priced growth-oriented stocks, it should be a major beneficiary of this market rotation.

Last year, the total return of the S&P 500 Index surpassed that of the small cap proxy Russell 2000 Index for the first time since 1998. While other small cap indexes modestly outperformed the S&P 500 last year, we believe that 2005 should mark the end of the small cap reign and the beginning of the resurgence of the larger cap weights, and ultimately the mega-cap stocks, going forward.

Finally, as mentioned above, we think that the Fed is in the eighth or ninth inning of its current cycle of short term interest rate increases. The increases are likely to bring short term rates to 4.75% to 5%.

FUND PERFORMANCE

The fourth quarter was a true reversal from much of the year that preceded it. The Fund's greatest strength came from financial and technology stocks, two of its weakest sectors during the first three quarters. There was also a healthy rebound in its retail stocks, and modest gains from its health care stocks.

Weakness in media-oriented stocks resulted in a modest decline of the Old Economy sector, and the one energy position, Tidewater, gave back some gains, as did the overall energy sector in the quarter.

As one might expect from an overall flattish year, gains and declines among sectors were fairly balanced. Despite the headwinds from its pharmaceutical stocks, it was a surprisingly good year for the Fund's health care stocks, which had been laggards during the past few years. The Fund was particularly helped by Baxter International and MedImmune, each of which had a very strong year.

Thanks to a strong quarter, financials were modestly positive for the year, led by brokerages Merrill Lynch and Morgan Stanley. It is particularly interesting to note that despite its highly visible problems with NY State Attorney General Spitzer early in the year, AIG actually posted a small gain for the year, having finished the year with a strong fourth quarter.

Technology was the Fund's biggest laggard during the year, though gains in the fourth quarter helped to lessen the pain. Retail stocks posted a small annual gain, while Old Economy stocks were modestly negative for the year.

Having successfully deferred gains in several of its most successful investments of the past few years, in 2005 the Fund had several stocks reach their fair value. These were then sold for substantial gains. A few stocks with significant appreciation were pared back in order to keep a manageable position size.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

While there were somewhat more gains taken last year than in the recent past, as stated above, the Fund was able to defer a significant amount of gains from 2003 and 2004. In addition, we deliberately employed a strategy of offsetting capital gains in the Fund.

Looking forward, we believe that the Fund is well positioned for 2006. We at Matrix like the business prospects of the vast majority of the Fund's holdings; if and when we have qualms, we will make changes. We also believe that the inevitable "regressions to the mean" in financial markets - whereby highfliers come down to earth and laggards rise to the average level of the overall market
- should work in the Fund's favor in 2006. Simply stated, we believe that the Fund owns many great companies that are overdue for appropriate recognition in the stock market. We are confident that this recognition will take place in 2006.

As we begin the new year, we are truly grateful for your trust and confidence and will do our utmost in 2006 to maintain it.

Best regards.

----------
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market-capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange. The Dow Jones Industrial Average Index is an unmanaged index of common stocks comprised of major industrial companies. You cannot invest directly in an index.

THE FUND MAY INVEST IN SMALLER COMPANIES WHICH INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

Opinions expressed are those of the Advisor and are subject to change, are not guaranteed and should not be considered investment advice.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 01, 2005 to December 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                       ACTUAL          HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE                      PERFORMANCE     (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------
Beginning Account Value (07/01/05)    $1,000.00                $1,000.00

Ending Account Value (12/31/05)       $1,057.00                $1,020.00

Expenses Paid During Period(1)            $5.13                    $5.04
--------------------------------------------------------------------------------
(1) Expenses are equal to the Fund's annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

               SECTOR BREAKDOWN(2)
               ---------------------------------------------------
               Consumer Durables                             17.2%
               Consumer Non-durables                          4.4%
               Energy                                         4.2%
               Finance                                       29.1%
               Industrial                                     6.9%
               Medical                                       12.5%
               Technology                                    25.1%
                                                            -----
                                                             99.4%
               Cash                                           0.6%
                                                            -----
               Total Investments                            100.0%
                                                            =====
               ---------------------------------------------------
               (2) % of Total Investments as of December 31, 2005.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005 - (UNAUDITED)

       SHARES                                                          VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 98.9%

ADVERTISING: 0.5%
      100,000   Interpublic Group of Companies, Inc.* ...........  $    965,000
                                                                   ------------
BANK (MONEY CENTER): 7.0%
      156,000   Citigroup, Inc. .................................     7,570,680
      150,000   J.P. Morgan Chase & Co. .........................     5,953,500
                                                                   ------------
                                                                     13,524,180
                                                                   ------------
BANK (PROCESSING): 3.5%
      212,000   Bank of New York Co., Inc. ......................     6,752,200
                                                                   ------------
BANK (SUPER REGIONAL): 3.9%
      163,484   Bank of America Corp. ...........................     7,544,786
                                                                   ------------
BIOTECHNOLOGY: 3.5%
      195,600   Medimmune, Inc.* ................................     6,849,912
                                                                   ------------
COMPUTERS AND PERIPHERALS: 3.1%
      270,000   American Power Conversion Co. ...................     5,940,000
                                                                   ------------
DRUG: 6.3%
      239,896   Pfizer, Inc. ....................................     5,594,375
      145,000   Wyeth ...........................................     6,680,150
                                                                   ------------
                                                                     12,274,525
                                                                   ------------
ELECTRICAL EQUIPMENT: 6.9%
      215,000   General Electric Co. ............................     7,535,750
      200,000   Tyco International Ltd. .........................     5,772,000
                                                                   ------------
                                                                     13,307,750
                                                                   ------------
ELECTRONICS: 8.3%
      666,260   Symbol Technologies, Inc. .......................     8,541,453
      543,700   Vishay Intertechnology, Inc.* ...................     7,481,312
                                                                   ------------
                                                                     16,022,765
                                                                   ------------
FINANCIAL SERVICES: 0.8%
       36,000   First Data Corp. ................................     1,548,360
                                                                   ------------
FOOD (DIVERSIFIED): 0.7%
       30,000   General Mills, Inc.. ............................     1,479,600
                                                                   ------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005 - (UNAUDITED), CONTINUED

       SHARES                                                          VALUE
--------------------------------------------------------------------------------
INSURANCE (DIVERSIFIED): 6.9%
      107,000   American International Group, Inc. ..............  $  7,300,610
      195,000   Marsh & McLennan Companies, Inc. ................     6,193,200
                                                                   ------------
                                                                     13,493,810
                                                                   ------------
MEDIA: 6.9%
      240,000   Comcast Corp.* ..................................     6,165,600
      420,000   Time Warner, Inc. ...............................     7,324,800
                                                                   ------------
                                                                     13,490,400
                                                                   ------------
MEDICAL INSTRUMENTS: 2.6%
      205,000   Boston Scientific Corp.* ........................     5,020,450
                                                                   ------------
OIL & GAS SERVICES: 4.1%
      180,000   Tidewater, Inc. .................................     8,002,800
                                                                   ------------
RECREATION: 2.5%
      199,500   Walt Disney Co. .................................     4,782,015
                                                                   ------------
RETAIL STORE: 10.1%
      404,700   Gap, Inc. .......................................     7,138,908
      185,000   Ross Stores, Inc. ...............................     5,346,500
      150,000   Wal-Mart Stores, Inc. ...........................     7,020,000
                                                                   ------------
                                                                     19,505,408
                                                                   ------------
SECURITIES BROKERAGE: 7.2%
       95,000   Merrill Lynch & Co, Inc. ........................     6,434,350
      132,500   Morgan Stanley Dean Witter & Co. ................     7,518,050
                                                                   ------------
                                                                     13,952,400
                                                                   ------------
SEMICONDUCTOR: 3.6%
      281,000   Intel Corp. .....................................     7,013,760
                                                                   ------------
SEMICONDUCTOR (CAPITAL EQUIPMENT): 3.3%
      265,000   Novellus Systems, Inc.* .........................     6,391,800
                                                                   ------------
SOFTWARE: 3.7%
      275,000   Microsoft Corp. .................................     7,191,250
                                                                   ------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005 - (UNAUDITED), CONTINUED

       SHARES                                                          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (EQUIPMENT): 3.0%
       85,000   Cisco Systems, Inc.* ............................  $  1,455,200
      237,000   Nokia Corp. ADR .................................     4,337,100
                                                                   ------------
                                                                      5,792,300
                                                                   ------------
THRIFT: 0.5%
       14,000   Federal Home Loan Mortgage Co. ..................       914,900
                                                                   ------------
TOTAL COMMON STOCKS (cost $165,703,531) .........................  $191,760,371
                                                                   ------------

    PRINCIPAL
       AMOUNT                                                          VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 0.6%
   $1,134,637   SEI Daily Income Trust Government Fund ..........  $  1,134,637
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS (cost $1,134,637)

TOTAL INVESTMENTS IN SECURITIES (cost $166,838,168): 99.5% ......  $192,895,008
Other Assets less Liabilities: 0.5% .............................       919,536
                                                                   ------------
TOTAL NET ASSETS: 100.0% ........................................  $193,814,544
                                                                   ============

----------
*     Non-income producing security.
ADR - American Depository Receipt.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value:
      Common stocks (cost $166,838,168) .........................  $192,895,008
   Receivables:
      Securities sold ...........................................     2,835,365
      Fund shares sold ..........................................        94,289
      Dividends and interest ....................................       189,258
   Prepaid expenses and other assets ............................         3,956
                                                                   ------------
   Total assets .................................................   196,017,876
                                                                   ------------
LIABILITIES
   Demand loan payable to bank ..................................       337,546
   Payables:
      Securities purchased ......................................     1,430,375
      Fund shares redeemed ......................................       215,079
      Advisory fees .............................................       109,785
      Transfer agent fees .......................................        25,805
      Administration fees .......................................        21,166
      Fund Accounting fees ......................................        11,700
      Custodian fees ............................................        10,375
      Chief Compliance Officer fees .............................         8,886
      Directors fees ............................................           474
   Accrued expenses .............................................        32,141
                                                                   ------------
   Total liabilities ............................................     2,203,332
                                                                   ------------
NET ASSETS ......................................................  $193,814,544
                                                                   ============
   Number of shares, $0.01 par value, issued
      and outstanding (unlimited shares authorized) .............     3,678,580
                                                                   ============
NET ASSET VALUE PER SHARE .......................................  $      52.69
                                                                   ============
COMPOSITION OF NET ASSETS
   Paid-in capital ..............................................  $162,811,992
   Undistributed net investment income ..........................       419,997
   Accumulated net realized gain on investments .................     4,525,715
   Net unrealized appreciation on investments ...................    26,056,840
                                                                   ------------
      Net assets ................................................  $193,814,544
                                                                   ============

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME
      Dividend income (Net of foreign tax withheld of $135) .....  $  1,601,497
      Interest income ...........................................        27,514
                                                                   ------------
      Total income ..............................................     1,629,011
                                                                   ------------
   EXPENSES
      Advisory fees .............................................     1,082,804
      Administration fees .......................................       133,485
      Transfer agent fees .......................................        53,605
      Reports to shareholders ...................................        29,696
      Custodian fees ............................................        22,824
      Fund Accounting fees ......................................        27,002
      Legal fees ................................................        22,948
      Registration fees .........................................        21,030
      Chief Compliance Officer fees .............................        25,522
      Audit fees ................................................         9,209
      Directors fees ............................................         9,553
      Miscellaneous fees ........................................         4,902
      Interest expense ..........................................         2,935
                                                                   ------------
   Total expenses ...............................................     1,445,515
   Less: Advisory fees waived ...................................      (373,539)
                                                                   ------------
   Net expenses .................................................     1,071,976
                                                                   ------------
   NET INVESTMENT INCOME ........................................       557,035
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from security transactions .................     4,525,967
   Net change in unrealized appreciation on investments .........     6,875,610
                                                                   ------------
      Net realized and unrealized gain on investments ...........    11,401,577
                                                                   ------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...  $ 11,958,612
                                                                   ============

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                                                                   SIX MONTHS             YEAR
                                                                                      ENDED               ENDED
STATEMENT OF CHANGES IN NET ASSETS                                              DECEMBER 31, 2005*    JUNE 30, 2005
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

   OPERATIONS:
      Net investment income ..................................................    $     557,035       $   2,751,680
      Net realized gain on investments .......................................        4,525,967           6,914,505
      Net change in unrealized appreciation (depreciation) of investments ....        6,875,610         (14,415,761)
                                                                                  -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........       11,958,612          (4,749,576)
                                                                                  -------------       -------------
   DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income ..................................................       (1,307,762)         (2,333,203)
      Realized gain on investments ...........................................       (6,914,757)         (4,469,059)
                                                                                  -------------       -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................       (8,222,519)         (6,802,262)
                                                                                  -------------       -------------
   CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold ..............................................        9,779,703          59,455,802
      Proceeds from reinvestment of distribution .............................        8,021,268           6,594,731
      Cost of shares redeemed ................................................      (68,075,806)       (130,051,935)
      Redemption fees ........................................................              926               5,158
                                                                                  -------------       -------------
   NET DECREASE FROM CAPITAL SHARE TRANSACTIONS ..............................      (50,273,909)        (63,996,244)
                                                                                  -------------       -------------
   TOTAL DECREASE IN NET ASSETS ..............................................      (46,537,816)        (75,548,082)

NET ASSETS
   Beginning of period .......................................................      240,352,360         315,900,442
                                                                                  -------------       -------------
   End of period .............................................................    $ 193,814,544       $ 240,352,360
                                                                                  =============       =============
   UNDISTRIBUTED NET INVESTMENT INCOME .......................................    $     419,997       $   1,170,724
                                                                                  =============       =============
CHANGE IN SHARES
   Shares sold ...............................................................          185,327           1,145,831
   Shares issued on reinvestment of distributions ............................          155,240             125,351
   Shares redeemed ...........................................................       (1,289,150)         (2,492,300)
                                                                                  -------------       -------------
   NET DECREASE ..............................................................         (948,583)         (1,221,118)
                                                                                  =============       =============

----------
*     Unaudited.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    SIX MONTHS
                                                       ENDED                           YEARS ENDED JUNE 30,
                                                    DECEMBER 31,   ------------------------------------------------------------
                                                       2005#         2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...............   $  51.94      $  54.02     $  44.39     $  41.14     $  45.79     $  43.49
                                                     --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .........................       0.20          0.54         0.94         0.14         0.09         0.20
   Net realized and unrealized
      gain (loss) on investments .................       2.71         (1.39)        8.89         3.32        (3.59)        3.03
                                                     --------      --------     --------     --------     --------     --------
Total from investment operations .................       2.91         (0.85)        9.83         3.46        (3.50)        3.23
                                                     --------      --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
   Dividends from net investment income ..........      (0.34)        (0.42)       (0.21)       (0.08)       (0.15)       (0.15)
   Distributions from realized gains .............      (1.82)        (0.81)        0.00        (0.14)       (1.03)       (0.78)
                                                     --------      --------     --------     --------     --------     --------
Total distributions ..............................      (2.16)        (1.23)       (0.21)       (0.22)       (1.18)       (0.93)
                                                     --------      --------     --------     --------     --------     --------
Paid-in capital from redemption fees (Note 2) ....         --(a)         --         0.01         0.01         0.03           --(a)
                                                     --------      --------     --------     --------     --------     --------
Net asset value, end of period ...................   $  52.69      $  51.94     $  54.02     $  44.39     $  41.14     $  45.79
                                                     ========      ========     ========     ========     ========     ========
Total return .....................................       5.70%+       (1.61%)      22.21%        8.52%       (7.87%)       7.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) .............   $  193.8      $  240.4     $  315.9     $  107.1     $   60.9     $   42.6

RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursement ..................       1.34%*        1.29%        1.26%        1.33%        1.37%        1.37%
   After expense reimbursement ...................       0.99%*        0.99%        0.99%        0.99%        0.99%        0.99%
RATIO OF NET INVESTMENT INCOME
   (LOSS) TO AVERAGE NET ASSETS:
   Before expense reimbursement ..................       0.17%*        0.69%        0.24%        0.20%       (0.09%)       0.22%
   After expense reimbursement ...................       0.52%*        0.99%        0.51%        0.54%        0.29%        0.60%
Portfolio turnover rate ..........................         16%+          18%          17%          30%          51%          55%

----------
(a)   less than 0.01.
#     Unaudited.
*     Annualized.
+     Not Annualized.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

      A.    SECURITY VALUATION.

            Portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked price. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

      B.    SHARES VALUATION.

            The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund will assess a 1.00% fee on redemption of Fund shares purchased and held for two months or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

      C.    FEDERAL INCOME TAXES.

            The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

      D.    PORTFOLIO TRANSACTIONS.

            Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

      E.    USE OF ESTIMATES.

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

      F.    RECLASSIFICATION OF CAPITAL ACCOUNTS.

            Accounting principles generally accepted in the United States of America require that certain components of new assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2005, the Fund increased accumulated net realized gain on investments by $4,469,059 and decreased accumulated net investment income by $4,469,059.

      G.    OTHER.

            Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      H.    INDEMNIFICATION OBLIGATIONS.

            Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred or that would be covered by other parties.

      I.    LINE OF CREDIT.

            The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly.

            Borrowing activity under the Loan Agreement for the six months ended December 31, 2005, was as follows:

                   MAXIMUM                             AMOUNT
                    AMOUNT          INTEREST       OUTSTANDING AT
                 OUTSTANDING         EXPENSE      DECEMBER 31, 2005
                 --------------------------------------------------
                  $4,409,000          $2,935          $337,546

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. For the six months ended December 31, 2005, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $373,539. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2005, the cumulative amount available for reimbursement that has been paid and/or waived is $2,060,895. The advisor may recapture a portion of this amount no later than the dates stated below:

                                    JUNE 30,
--------------------------------------------------------------------------------
                 2006          2007          2008          2009
--------------------------------------------------------------------------------
               $245,044      $607,410      $834,902      $373,539
--------------------------------------------------------------------------------

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee from the Fund based on the greater of an annual minimum $25,000 or the annual rate of:

             0.15% of first $100 million of average daily net assets 0.10% thereafter of average daily net assets

For the six months ended December 31, 2005, the Fund allocated $25,522 to the Chief Compliance Officer.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2005, are as follows:

                                    PURCHASES                    SALES
     --------------------------------------------------------------------
     Common Stock                  $34,481,770                $93,595,719
     --------------------------------------------------------------------

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

     COST OF INVESTMENTS FOR TAX PURPOSES                    $166,838,168
                                                             ============
     Gross tax unrealized appreciation                         28,404,796
     Gross tax unrealized depreciation                         (2,347,956)
                                                             ------------
     Net tax unrealized appreciation on investments          $ 26,056,840
                                                             ============

NOTE 6 - PROXY VOTING PROCEDURES

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures without charge (i) by calling a toll-free, 1-800-366-6223; or (ii) on the SEC's website at http://www.sec.gov.

NOTE 7 - FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

NOTE 8 - DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

                                                                                                 NUMBER
                                                                                             OF PORTFOLIOS
                                                                      PRINCIPAL                  IN FUND           OTHER
      NAME,                   POSITION(S)                           OCCUPATION(S)                COMPLEX       DIRECTORSHIPS
     ADDRESS,                 HELD WITH          DATE                DURING THE                 OVERSEEN          HELD BY
AND YEAR OF BIRTH              THE FUND        ELECTED+              PAST 5 YEARS              BY DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
David A. Katz, CFA           Director;           Since        President and Chief                   1               None
747 Third Avenue             President,          1997         Investment Officer of
New York, NY 10017           and Treasurer                    Matrix Asset Advisors, the
(Born 1962)                                                   Fund's Advisor, and portfolio
                                                              manager of the Fund (1996
                                                              to present).

Douglas S. Altabef           Executive           Since        Senior Managing Director              N/A             N/A
747 Third Avenue             Vice                2000         of Matrix Asset Advisors,
New York, NY 10017           President and                    the Fund's Advisor (1996 to
(Born 1951)                  Secretary                        present).

Steven G. Roukis, CFA        Senior Vice         Since        Managing Director/Senior              N/A             N/A
747 Third Avenue             President           2000         Portfolio Manager (2005 to
New York, NY 10017                                            present); formerly, Director
(Born 1967)                                                   of Research, Senior Vice
                                                              President-Equity Research of
                                                              Matrix Asset Advisors, the
                                                              Fund's Advisor and various
                                                              other positions within
                                                              research (1994 - 2005).

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

                                                                                                 NUMBER
                                                                                             OF PORTFOLIOS
                                                                      PRINCIPAL                  IN FUND           OTHER
      NAME,                   POSITION(S)                           OCCUPATION(S)                COMPLEX       DIRECTORSHIPS
     ADDRESS,                 HELD WITH          DATE                DURING THE                 OVERSEEN          HELD BY
AND YEAR OF BIRTH              THE FUND        ELECTED+              PAST 5 YEARS              BY DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Robert M. Slotky             Vice                 Since       Vice President, U.S. Bancorp          N/A             N/A
2020 E. Financial Way        President and        2004        Fund Services, LLC since
Glendora, CA 91741           Chief                            July 2001; formerly, Senior
(Born 1947)                  Compliance                       Vice President, Investment
                             Officer                          Company Administration, LLC
                                                              (mutual fund adminis- trator
                                                              and the Fund's former
                                                              administrator) (May 1997 -
                                                              July 2001).
Robert M. Rosencrans *       Director             Since       Retired; formerly, President of       1               None
747 Third Avenue                                  1985        Columbia International, Inc.
New York, NY 10017                                            (cable television developer and
(Born 1927)                                                   operator) (1984 to 2005).

T. Michael Tucker *          Chairman             Since       Consultant, Carr Riggs &              1               None
747 Third Avenue             and Director         1997        Ingram, LLP (2005 to pres-
New York, NY 10017                                            ent); formerly, Owner of
(Born 1942)                                                   T. Michael Tucker, a certified
                                                              public accounting firm (1977
                                                              to 2005).
Larry D. Kieszek *           Director             Since       Managing Partner of Purvis,           1               None
747 Third Avenue                                  1997        Gray & Company, a certified
New York, NY 10017                                            public accounting firm (1974
(Born 1950)                                                   to present).
----------------------------------------------------------------------------------------------------------------------------

*     Not an "interested person", as that is defined by the 1940 Act.

+ Directors and Officers of the Fund serve until their resignation, removal or retirement.

                               BOARD OF DIRECTORS
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker

                                        o

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223

                                        o

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                        o

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                        o

                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                        2020 East Financial Way, Ste. 100
                               Glendora, CA 91741

                                        o

                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker
                          1818 Market Street, Ste. 2400
                             Philadelphia, PA 19103

                                        o

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporate by reference to previous Form N-CSR filing.

      (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

      (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant) MATRIX ADVISORS VALUE FUND, INC.

      By (Signature and Title)    /s/ DAVID A. KATZ
                              -----------------------------------------------
                                          David A. Katz, President

      Date March 9, 2006


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title)   /s/ DAVID A. KATZ
                              -----------------------------------------------
                                     David A. Katz, President/Treasurer

      Date March 9, 2006


* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.